                                                                   Exhibit 10.41

                                 AMENDMENT NO. 1

                           Dated as of April 30, 2003

                                       to

                           RECEIVABLES LOAN AGREEMENT

                          Dated as of February 27, 2003

          THIS AMENDMENT NO. 1 (this "Amendment") dated as of April 30, 2003, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, a Delaware limited liability company (the "Borrower"), (ii) PARK AVENUE RECEIVABLES
CORPORATION, ALPINE SECURITIZATION CORP., MMP-3 FUNDING, LLC and RM MULTI-ASSET
LIMITED (each an "Existing Conduit Lender"), (iii) LIBERTY STREET FUNDING CORP.,
THREE PILLARS FUNDING CORPORATION, BEETHOVEN FUNDING CORPORATION and EIFFEL
FUNDING LLC (each a "New Conduit Lender"), (iv) JPMORGAN CHASE BANK, CREDIT
SUISSE FIRST BOSTON, NEW YORK BRANCH, LEHMAN BROTHERS HOLDINGS INC. and RM
MULTI-ASSET LIMITED (each an "Existing Committed Lender"), (v) THE BANK OF NOVA
SCOTIA, SUNTRUST BANK, DRESDNER BANK AG, NEW YORK BRANCH, and CDC FINANCIAL
PRODUCTS INC. (each a "New Committed Lender"), (vi) JPMORGAN CHASE BANK, CREDIT
SUISSE FIRST BOSTON, NEW YORK BRANCH, HUDSON CASTLE GROUP INC. and DEUTSCHE BANK
AG LONDON (each an "Existing Funding Agent"), (vii) THE BANK OF NOVA SCOTIA,
SUNTRUST CAPITAL MARKETS, INC., DRESDNER BANK AG, NEW YORK BRANCH, and CDC
FINANCIAL PRODUCTS INC. (each a "New Funding Agent") and (viii) JPMORGAN CHASE
BANK, as Administrative Agent.

                             PRELIMINARY STATEMENTS

          A. The Borrower, the Existing Conduit Lenders, the Existing Committed
Lenders, the Existing Funding Agents and the Administrative Agent are parties to that certain Receivables Loan Agreement dated as of February 27, 2003 (the
"Receivables Loan Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan
Agreement.

          B. The parties hereto have agreed to add the New Conduit Lenders, the
New Committed Lenders and the New Funding Agents as parties to the Receivables
Loan Agreement as described herein. In connection therewith, the Existing
Conduit Lenders will assign a portion of the outstanding Loans held by them to the Assignees (as defined below) such that, from and after such assignment, the percentage of the outstanding Loans held by each Lender Group will be equal to its Lender Group Percentage (determined after giving effect to the changes to the Conduit Lending Limits contemplated herein).

          C. In addition, the parties hereto have agreed to amend the
Receivables Loan Agreement on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Addition of New Lender Groups.

          (a) Each of the parties hereto agrees that, effective as of the
Effective Date (as defined in Section 3 below), (i) Schedule I to the
Receivables Loan Agreement shall be amended in its entirety to read as set forth on Schedule I attached hereto, (ii) each New Conduit Lender will be a party to the Receivables Loan Agreement as a Conduit Lender having a Conduit Lending
Limit as set forth on such new Schedule I, (iii) each New Committed Lender will be a party to the Receivables Loan Agreement as a Committed Lender having a
Commitment as set forth on such new Schedule I, (iv) each New Funding Agent will be a party to the Receivables Loan Agreement as a Funding Agent for the new
Lender Group specified on such new Schedule I, (v) the Conduit Lending Limit of each Existing Conduit Lender shall be reduced to the amount specified on such new Schedule I and (vi) the Commitment of each Existing Committed Lender shall be reduced to the amount specified on such new Schedule I.

          (b) Effective as of the Effective Date, each Existing Conduit Lender hereby sells and assigns to each Assignee (as defined below), without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage ownership interest in the Loans held by such Existing
Conduit Lender in the respective amounts and percentages necessary so that, from and after such sale and assignment, the percentage of the outstanding Loans held by the respective Lender Groups shall be equal to their respective Lender Group
Percentages (determined after giving effect to the changes to the Conduit
Lending Limits contemplated herein). The New Conduit Lenders may, in their sole discretion, purchase and accept such assignment from the Existing Conduit
Lenders ratably in accordance with their respective Conduit Lending Limits. In the event the New Conduit Lender for any Lender Group elects not to accept its ratable share of such assignment, the New Committed Lender in such Lender Group shall purchase and accept from the Existing Conduit Lenders such share of the assignment. Any New Conduit Lender or New Committed Lender that so purchases and accepts an assignment from the Existing Conduit Lenders is referred to herein as an "Assignee." The obligations of the Assignees hereunder shall be several and not joint.

          (c) The amount payable by any Assignee to any Existing Conduit Lender in respect of the assignment pursuant to paragraph (b) above (the "Assignment
Amount") shall be equal to the Principal Balance of the Loans so assigned to such Assignee by such Existing Conduit Lender as set forth on Schedule II attached hereto.

          (d) Each Assignee shall pay the Assignment Amount owing by it to an
Existing Conduit Lender on the Effective Date by wire transfer of immediately available funds to the account specified by the Funding Agent for such Existing
Conduit Lender, such payment to be made by no later than 1:00 P.M. (New York time) on such date. Notwithstanding anything herein to the contrary, no assignment from an Existing Conduit Lender to an Assignee pursuant to paragraph
(b) above shall become effective until such Assignee shall have paid in full the
Assignment Amount due from such Assignee in accordance with the terms hereof.

          (e) All accrued and unpaid Interest with respect to the Loans assigned by any Existing Conduit Lender to any Assignee hereunder shall be payable as follows: (i) with respect to that portion of such Interest accrued up to but not including the effective date of such assignment, to the Funding Agent for such
Existing Conduit Lender and (ii) with respect to that portion of such Interest accrued from and including the effective date of such assignment, to the Funding
Agent for the relevant Assignee. All such Interest shall be paid on the last day of the related Tranche Period(s) for such Loans (as such Tranche Periods were in effect immediately prior to such assignment).

          (f) Each Existing Conduit Lender:

          (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;

          (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction
     Document or any other instrument or document furnished pursuant thereto;
     and

          (iii) makes no representation or warranty and assumes no
     responsibility with respect to the financial condition of any Transaction
     Party or the performance or observance by any Transaction Party of any of its respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto.

          (g) Each New Conduit Lender and New Committed Lender:

          (i) confirms that it has received a copy of the Receivables Loan
     Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this
     Amendment;

          (ii) agrees that it will, independently and without reliance upon the
     Administrative Agent, any Funding Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Loan Agreement;

          (iii) appoints and authorizes the Administrative Agent and its related
     New Funding Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Loan Agreement and the other
     Transaction Documents as are delegated to the Administrative Agent and such
     New Funding Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto;

          (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Receivables Loan Agreement and this Amendment

     are required to be performed by it as a Conduit Lender or Committed Lender, as the case may be;

          (v) specifies as its address for notices the office set forth on
     Schedule I hereto;

          (vi) represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its corporate powers and constitutes its legal, valid and binding obligation; and

          (vii) if such New Conduit Lender or New Committed Lender is organized under the laws of a jurisdiction outside the United States, (A) confirms that it has delivered to the Administrative Agent, the Funding Agent and the Borrower the forms prescribed by the Internal Revenue Service of the
     United States certifying as to its status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it under the Receivables Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty and (B) agrees to provide the Administrative Agent, the Funding Agent and the Borrower (to
     the extent permitted by applicable law) with similar forms for each subsequent tax year in which payments are to be made to it under the
     Receivables Loan Agreement.

          (h) This Amendment, in so far as it relates to the addition of the New
Conduit Lenders, the New Committed Lenders and the New Funding Agents as parties to the Receivables Loan Agreement and the establishment of their respective new
Lender Groups, shall be deemed to be a "Joinder Agreement" within the meaning of, and entered into pursuant to, the Receivables Loan Agreement in accordance with Section 11.03(i) thereof and shall be effective as such for all purposes thereunder.

          (i) On or prior to the Effective Date, the Borrower shall deliver (i)
to each New Funding Agent a Note payable to such New Funding Agent with a stated
principal amount equal to the Lender Group Limit for its Lender Group and (ii)
to each Existing Funding Agent a new Note reflecting the reduction in the Lender
Group Limit for its Lender Group. Upon its receipt of such new Note, each
Existing Funding Agent shall return its old Note to the Borrower for cancellation.

          (j) The Administrative Agent hereby waives the requirement, pursuant to Section 11.03(c)(iii) of the Receivables Loan Agreement, of a processing and recordation fee.

          (k) On or promptly after the Effective Date, the Administrative Agent will register each sale, transfer and assignment contemplated hereby in the
Register.

          SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Receivables Loan Agreement is amended as follows:

          2.1 The definition of "Approved Obligor Jurisdiction" in Section 1.01
of the Receivables Loan Agreement is amended to add the following at the end of such definition:

          "; provided that no country shall be considered an 'Approved Obligor
     Jurisdiction' hereunder at any time unless such country's foreign currency rating is at least 'A' by S&P at such time."

          2.2 The definition of "Business Day" in Section 1.01 of the
Receivables Loan Agreement is amended in its entirety to read as follows:

          "Business Day" means any day on which (i) banks are not authorized or required to close in New York City, New York, (ii) so long as the
     Collection Agent is TRW Automotive U.S. LLC or an Affiliate thereof, the
     Collection Agent is open for business in Livonia, Michigan, (iii) dealings are carried out in the London interbank market and (iv) if this definition of Business Day is utilized in connection with a Loan denominated in Euro, the TARGET (Trans-European Automated Real-time Gross settlement Express
     Transfer) system is open for the settlement of payments in Euro.

          2.3 The definition of "Payment Terms Factor" in Section 1.01 of the
Receivables Loan Agreement is amended to change the number set forth in clause
(i) thereof from "1.28" to "1.11".

          2.4 The definition of "Loss Reserve Floor" in Section 1.01 of the
Receivables Loan Agreement is amended to add the words "and, if Fitch, Inc. is engaged by the Performance Guarantor to rate the Performance Guarantor's corporate debt and monitors such rating on an on-going basis, Fitch, Inc."
immediately after the word "S&P".

          SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") which is the later to occur of (i) April
30, 2003 and (ii) the date on which each of the following conditions precedent shall have been satisfied:

          (a) the Administrative Agent shall have received a copy of this
     Amendment duly executed by each of the parties hereto;

          (b) the new Notes required to be executed and delivered by the
     Borrower pursuant to Section 1(i) above shall have been so executed and delivered;

          (c) each New Funding Agent shall have received a reliance letter with respect to the opinions of Simpson Thacher & Bartlett delivered on the
     Closing Date permitting each member in its Lender Group to rely on such opinions; and

          (d) to the extent required by the program documents governing any New
     Conduit Lender's Commercial Paper program, each Rating Agency shall have confirmed that the execution and delivery of this Amendment by such New
     Conduit Lender will not result in the reduction or withdrawal of the then-current ratings of such New Conduit Lender's Commercial Paper.

          SECTION 4. Reference to and Effect on the Receivables Loan Agreement.

          4.1 Upon the effectiveness of this Amendment, each reference in the
Receivables Loan Agreement to "this Agreement," "hereunder," "hereof," "herein,"
"hereby" or

words of like import shall mean and be a reference to the Receivables Loan
Agreement as amended hereby, and each reference to the Receivables Loan
Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

          4.2 Except as specifically amended hereby, the Receivables Loan
Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Funding
Agent or the Administrative Agent under the Receivables Loan Agreement, the
Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

          4.4 The Borrower represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

          SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this
Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                       TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC,
                                       as Borrower

                                       By: /s/ Joseph S. Cantie
                                           ---------------------------------
                                           Name:  Joseph S. Cantie
                                           Title: Chief Financial Officer

                        Signature Page to Amendent No.1

                                       PARK AVENUE RECEIVABLES CORPORATION,
                                       as an Existing Conduit Lender

                                       By: /s/ Andrew L. Stidd
                                           ---------------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President

                                       JPMORGAN CHASE BANK,
                                       as an Existing Funding Agent

                                       By: /s/ Lara Graff
                                           ---------------------------------
                                           Name:  Lara Graff
                                           Title: Vice President

                                       JPMORGAN CHASE BANK,
                                       as an Existing Committed Lender

                                       By: /s/ Bradley S. Schwartz
                                           ---------------------------------
                                           Name:  Bradley S. Schwartz
                                           Title: Managing Director

                        Signature Page to Amendent No.1

                                       ALPINE SECURITIZATION CORP.,
                                       as an Existing Conduit Lender

                                       By: Credit Suisse First Boston,
                                           New York Branch, as Attorney-in-Fact

                                       By: /s/ Mark Lengel
                                           ---------------------------------
                                           Name:  Mark Lengel
                                           Title: Director

                                       By: /s/ Joseph Soave
                                           ---------------------------------
                                           Name:  Joseph Soave
                                           Title: Vice President

                                       CREDIT SUISSE FIRST BOSTON,
                                       NEW YORK BRANCH
                                       as an Existing Funding Agent

                                       By: /s/ Alberto Zonca
                                           ---------------------------------
                                           Name:  Alberto Zonca
                                           Title: Vice President

                                       By: /s/ Anthony Giordano
                                           ---------------------------------
                                           Name:  Anthony Giordano
                                           Title: Director

                                       CREDIT SUISSE FIRST BOSTON,
                                       NEW YORK BRANCH
                                       as an Existing Committed Lender

                                       By: /s/ Alberto Zonca
                                           ---------------------------------
                                           Name:  Alberto Zonca
                                           Title: Vice President

                                       By: /s/ Anthony Giordano
                                           ---------------------------------
                                           Name:  Anthony Giordano
                                           Title: Director

                        Signature Page to Amendent No.1

                                       MMP-3 FUNDING, LLC,
                                       as Conduit Borrower from Fenway
                                       Capital, LLC, as an Existing
                                       Conduit Lender

                                       By: /s/ Andrew L. Stidd
                                           ---------------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President

                                       HUDSON CASTLE GROUP INC.,
                                       as an Existing Funding Agent

                                       By: /s/ Victor Rampertab
                                           ---------------------------------
                                           Name:  Victor Rampertab
                                           Title: Senior Vice President

                                       LEHMAN BROTHERS HOLDINGS INC.,
                                       as an Existing Committed Lender

                                       By: /s/ Frank Prezioso
                                           ---------------------------------
                                           Name:  Frank Prezioso
                                           Title: Senior Vice President

                        Signature Page to Amendent No.1

                                       RM MULTI-ASSET LIMITED,
                                       as an Existing Conduit Lender

                                       By: /s/ Adrian J. Masterson
                                           ---------------------------------
                                           Name:  Adrian J. Masterson
                                           Title: Director

                                       DEUTSCHE BANK AG, LONDON,
                                       as an Existing Funding Agent

                                       By: /s/ Jaime Pratt
                                           ---------------------------------
                                           Name:  Jaime Pratt
                                           Title: Vice President

                                       By: /s/ Sebastian Ottmann
                                           ---------------------------------
                                           Name:  Sebastian Ottmann
                                           Title: Vice President

                                       RM MULTI-ASSET LIMITED,
                                       as an Existing Committed Lender

                                       By: /s/ Adrian J. Masterson
                                           ---------------------------------
                                           Name:  Adrian J. Masterson
                                           Title: Director

                        Signature Page to Amendent No.1

                                       LIBERTY STREET FUNDING CORP.,
                                       as a New Conduit Lender

                                       By: /s/ Andrew L. Stidd
                                           ---------------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President

                                       THE BANK OF NOVA SCOTIA,
                                       as a New Funding Agent

                                       By: /s/ J. Alan Edwards
                                           ---------------------------------
                                           Name:  J. Alan Edwards
                                           Title: Managing Director

                                       THE BANK OF NOVA SCOTIA,
                                       as a New Committed Lender

                                       By: /s/ J. Alan Edwards
                                           ---------------------------------
                                           Name:  J. Alan Edwards
                                           Title: Managing Director

                        Signature Page to Amendent No.1

                                       THREE PILLARS FUNDING CORPORATION,
                                       as a New Conduit Lender

                                       By: /s/ Douglas K. Johnson
                                           ---------------------------------
                                           Name:  Douglas K. Johnson
                                           Title: President

                                       SUNTRUST CAPITAL MARKETS, INC.,
                                       as a New Funding Agent

                                       By: /s/ James R. Bennison
                                           ---------------------------------
                                           Name:  James R. Bennison
                                           Title: Managing Director

                                       SUNTRUST BANK,
                                       as a New Committed Lender

                                       By: /s/ William C. Humphries
                                           ---------------------------------
                                           Name:  William C. Humphries
                                           Title: Director

                        Signature Page to Amendent No.1

                                       BEETHOVEN FUNDING CORPORATION,
                                       as a New Conduit Lender

                                       By: /s/ Kevin P. Burns
                                           ---------------------------------
                                           Name:  Kevin P. Burns
                                           Title: Vice President

                                       DRESDNER BANK AG, NEW YORK BRANCH,
                                       as a New Funding Agent

                                       By: /s/ William Aguiar
                                           ---------------------------------
                                           Name:  William Aguiar
                                           Title: Director

                                       By: /s/ Timothy C. Madigan
                                           ---------------------------------
                                           Name:  Timothy C. Madigan
                                           Title: Director

                                       DRESDNER BANK AG, NEW YORK BRANCH,
                                       as a New Committed Lender

                                       By: /s/ William Aguiar
                                           ---------------------------------
                                           Name:  William Aguiar
                                           Title: Director

                                       By: /s/ Timothy C. Madigan
                                           ---------------------------------
                                           Name:  Timothy C. Madigan
                                           Title: Director

                        Signature Page to Amendent No.1

                                       EIFFEL FUNDING LLC,
                                       as a New Conduit Lender

                                       By: /s/ Andrew L. Stidd
                                           ---------------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President

                                       CDC FINANCIAL PRODUCTS INC.,
                                       as a New Funding Agent

                                       By: /s/ Paul Monaghan
                                           ---------------------------------
                                           Name:  Paul Monaghan
                                           Title: Director

                                       By: /s/ William Branagh
                                           ---------------------------------
                                           Name:  William Branagh
                                           Title: Managing Director

                                       CDC FINANCIAL PRODUCTS INC.,
                                       as a New Committed Lender

                                       By: /s/ Paul Monaghan
                                           ---------------------------------
                                           Name:  Paul Monaghan
                                           Title: Director

                                       By: /s/ William Branagh
                                           ---------------------------------
                                           Name:  William Branagh
                                           Title: Managing Director

                        Signature Page to Amendent No.1

                                       JPMORGAN CHASE BANK,
                                       as Administrative Agent

                                       By: /s/ Lara Graff
                                           ---------------------------------
                                           Name:  Lara Graff
                                           Title: Vice President

                        Signature Page to Amendent No.1

                                                                      SCHEDULE I

                                   (Attached)

                                                                     SCHEDULE II

                                    Attached.